补充协议   编号：20070710-1

SUPPLEMENTAL AGREEMENT NO：20070710-1

甲方：官海玲

PARTY A：Hailing Guan

身份证号：441202197409095024

ID NO.: 441202197409095024

乙方：徐永平

PARTY B: Yongping Xu

身份证号：32108119741010241X

ID NO.: 32108119741010241X

丙方：深圳市鑫奇奥柏查美容美发有限公司

PARTY C: SHENZHEN NEW CLEOPATRA SPA & SALON

据甲乙双方于2007年7月10日签订的20070710号合作协议以及乙方2007年，2008年的经营报表，经合作方友好协商，就乙方租赁经营期满后把丙方（原合作协议中的新公司）经营权及财产归还时的结算事宜特签订本补充协议，协议内容如下：

THIS SUPPLEMENTAL AGREEMENT IS MADE BASED UPON THE COOPERATION AGREEMENT MADE BY PARTY A AND PARTY B ON

JULY 10TH, 2007, NO. 20070710 AND THE OPERATING REPORT OF 2007 AND 2008 BY PARTY B UNDER FRIENDLY CONSULATION AS FOLLOWS:

1,

截止2008年12月31日，乙方经营报表帐面现金共人民币100574.81元归丙方（即原合作协议中的新公司）所有（其中现金人民币71231.44元，银行存款人民币29343.37元）；

1, TO THE DATE OF DECEMBER 31ST, 2008, THE TOTALL CASH BOOK OF 100574.81RMB(INCLUDING CASH OF 71231.44 RMB AND BANK DEPOSIT OF 29343.37 RMB) ON THE OPERATING REPORT OF PARTY B BELONGS TO PARTY C(THE NEW COMPANY ERFERED TO IN THE ORIGINAL AGREEMENT).

2,

截止2008年12月31日，乙方经营报表帐面其他应收款余额共人民币1154544.82元归丙方所有；

2,   TO THE DATE OF DECEMBER 31ST, 2008, THE RECEIVABLE BALANCE OF 1154544.82 RMB ON THE OPERATING REPORT OF PARTY B BELONGS TO PARTY C.

3,

截止2008年12月31日，乙方经营报表帐面长期待摊净值人民币11109342.95元，以及固定资产净值人民币2301051.68元，由丙方享用；

3,   TO THE DATE OF DECEMBER 31ST, 2008, THE LONG-TERM

DEFERED NET INCOME OF 11109342.95 RMB AND THE SET ASSETS OF 2301051.68 RMB BELONGS TO PARTY C.

4,

乙方经营报表帐面应付帐款人民币574084.08元由丙方承担；

4,   THE ACCOUNTS PAYABLE OF 574084.08 RMB ON THE OPERATING REPORT OF PARTY B DELIVERS TO PARTY C.

5,

乙方经营报表帐面预收账款帐面金额为人民币37947.75元，另VIP客户未消费完的余款共计人民币1928122元共人民币1966069.75元由乙方承担；

5,   THE RECEIVABLES IN ADVANCE OF 37947.75 RMB ON THE OPERATING REPORT OF PARTY B AND THE DEFERRED SERVICE REVENUE OF 1928122 RMB, TOTALLY 1966069.75 RMB BELONGS TO PARTY B.

6,

乙方经营报表帐面应交税金人民币2709147.33元由乙方承担；

6,   PARTY B SHALL BE RESPONSIBLE FOR THE TAXES PAYABLE OF 2709147.33 RMB.

7,

乙方经营报表帐面其它应交款人民币93146.38元由乙方承担；

7,   PARTY B SHALL BE RESPONSIBLE FOR THE OTHER PAYABLES

OF 93146.38 RMB.

8,

鉴于乙方在租赁经营期间的经营状况及业绩，甲乙双方同意租赁期满后乙方所培养的经营团队及人力资源继续为丙方服务。由于乙方在其租赁经营期间留下了较多优质客户资源给丙方和其所持有的奇奥柏查品牌仍无偿由丙方使用，丙方愿意在原约定应收租金中扣减如下金额作为补偿后进行租金结算：

8, ACCORDING TO THE GOOD OPERATING RESULT OF PARTY B DURING THE LEASE, PARTY A AGREES TO LET THE MANAGEMENT TEAM AND HUMAN RESOURSES WORK FOR PARTY C AFTER THE LEASE. OWE TO THE FACT THAT THE GOOD CUSTOMER RESOURCES AND THE BRAND OF CLAOPATRA BE USED FOR PARTY C FOR ALL FREE, PARTY C AGREES TO DECREASE THE FOLLOWING FEE AS AN COMPENSATION:

8.1，  乙方经营期间固定资产折旧07年11-12月148845.87元,08年度1484619.24共计人民币1633465.11元

8.1， THE DEPRECIATION  OF SET ASSETS FOR 148845.87 RMB DURING NOVENBER AND DECENBER IN 2007 AND 1484619.24 RMB DURING THE YEAR OF 2008, TOTALLY 1633465.11 RMB  DURING THE TIME OF THE

OPERATION OF PARTY  B.

8.2，  乙方经营期间总部管理人员费用07年11-12月268534元,08年度1281231元共计人民币1549765元

8.2,   THE MANAGEMENT FEE FOR HEADQUARTER OF 268534 RMB DURING NOVENBER AND DECENBER IN 2007 AND 1281231 RMB DURING THE YEAR OF 2008, TOTALLY 1549765 RMB DURING THE TIME OF THE OPERATION OF PARTY B.

8.3 ,  乙方经营期间已摊销长期待摊费用07年11-12月301831.88元,08年度1824053.76元共计人民币2125885.64元

8.3,  THE AMORTIZATION OF 301831.88 RMB DURING NOVENBER AND DECENBER IN 2007 AND 1824053.76 RMB DURING THE YEAR OF 2008, TOTALLY 2125885.64 RMB DURING THE TIME OF THE OPERATION OF PARTY B.

9，乙方经营报表帐面其它应付款由于是丙方开业装修以及购置设备等原因产生的向股东借款，仍由丙方承担；

9,  THE ACCOUNTS PAYABLE ON THE OPERATING REPORT OF PARTY B WAS BORROWED FROM SHAREHOLDERS FOR OPENING DECORATION AND BUYING EQUIPMENTS, FOR WHICH PARTY C SHALL BE RESPONSIBLE.

10，甲乙丙三方签字后本协议即生效。

10, THIS AGREEMENT ENTERS INTO FORCE UPON SIGNATURES OF THREE PARTIES.

11，本协议一式三份，甲乙丙方各执一份。

11, THIS AGREEMENT MADE IN THREE PIECES, WITH EVERY PARTY OF THE THREE PARTIES HOLDING ONE.

甲方：                           乙方：

PARTY A:                         PARTY B:

日期：2009-01-10                 日期：2009-01-10

DATE: 2009-01-10                 DATE: 2009-01-10

丙方：深圳市鑫奇奥柏查美容美发有限公司

PARTY C: SHENZHEN NEW CLEOPATRA SPA AND SALON LTD.

日期：2009-01-10

DATE: 2009-01-10

签约地点：深圳市鑫奇奥柏查美容美发有限公司会议室

ADDRESS: THE MEETING ROOM OF SHENZHEN NEW CLEOPATRA

SPA AND SALON LTD.